UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE	1-9824	52-2080478
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Q Street

Sacramento, CA 95816

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 5, 2014, pursuant to the terms of a Stock Purchase Agreement (the “Purchase Agreement”) dated April 8, 2014, by and among The McClatchy Company, a Delaware corporation (the “Company”) and its wholly-owned subsidiary, McClatchy Newspapers, Inc., a Delaware corporation (“McClatchy Newspapers” and together with the Company, “McClatchy”) and Alaska Dispatch Publishing, LLC, an Alaska limited liability company (“ADP”), McClatchy completed the previously announced divestiture of the Anchorage Daily News, Inc., an Alaska corporation (“ADN”), for $34 million in cash (the “Transaction”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 7, 2014	The McClatchy Company

By: R. Elaine Lintecum

/s/ R. Elaine Lintecum
By: R. Elaine Lintecum
Vice President and Chief Financial Officer